UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

          Date of Report (Date of earliest reported): October 20, 2004

                          CORRIDOR COMMUNICATIONS CORP.
               (Exact name of registrant as specified in charter)

                               Amnis Systems Inc.
                           (Former name of registrant)

           Delaware                     000-29645                94-3402831
 (State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)              File Number)          Identification No.)

              9333 EAST MAIN STREET, SUITE 122, MESA, ARIZONA 85207
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (480) 380-5855

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 20, 2004, Corridor Communications Corp. (the "Company") entered into a financing arrangement with Bristol Investment Fund, Ltd. ("Bristol") whereby it borrowed $300,000 pursuant to a secured promissory note (the "Note"). The Note is secured by all of the assets of the Company. The Note bears interest at 0.555556% per day and was required to be repaid on October 19, 2004. In connection with this funding, we issued 45,000,000 shares of common stock exercisable at $.0035 to Bristol.

On October 20, 2004, the Company and Bristol agreed to extend the due date of the Note to November 22, 2004 (the "Due Date"). In consideration for the extension, the Company must pay Bristol the sum of $50,000 in cash, in addition to the current amount due, on or before the Due Date. If we are unable to pay all amounts due by the Due Date, the Note will be in default. Further, the Company's other secured financings will also be in default if we are to default on the Note. The Company's secured creditors will be entitled to take possession of the Company's assets if the Note and other secured financings are in default. Although the Company is currently actively seeking financing to pay off the Note, the Company does not presently have the required funds and cannot guarantee that it will be able to raise the needed funds.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits.

Exhibit No.       Description
-----------       -----------

4.1 Letter Agreement dated October 20, 2004 entered by and between Bristol Investment Fund, Ltd. and Corridor Communications Corp.

4.2 Letter Agreement dated August 20, 2004 entered by and between Bristol Investment Fund, Ltd. and Corridor Communications Corp.

4.3               Secured Promissory Note dated August 20, 2004

4.4               Common Stock Purchase Warrant issued to Bristol Investment
                  Fund, Ltd.

4.5               Security Agreement dated August 20, 2004

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          CORRIDOR COMMUNICATIONS CORP.

Date: October 25, 2004                 /s/ J. Michael Heil
                                       J. Michael Heil,
                                       Chief Executive Officer